UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2007

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On July 25, 2007, Newfield issued a press release announcing its second quarter 2007 financial and operating results, recent operational highlights, updated production guidance for 2007 and 2008, updated estimated capital expenditures for 2007 and third quarter 2007 earnings guidance. Please see the discussion appearing below under the caption “Forward-Looking Information.” A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01   Regulation FD Disclosure

On July 25, 2007, Newfield issued its @NFX publication, which includes updated 2007 and 2008 production guidance, an operational update by region, third quarter 2007 earnings guidance and updated tables detailing complete hedging positions as of July 24, 2007. Please see the discussion appearing below under the caption “Forward-Looking Information.” A copy of this publication is furnished herewith as Exhibit 99.2.

Forward-Looking Information

The statements set forth in press release and @NFX publication described above regarding estimated or anticipated 2007 and 2008 production volumes, third quarter 2007 results, future drilling plans and capital programs, the expected impact of the settlement of our derivative contracts and the expected timing of development projects and asset sales are forward-looking and are based upon assumptions and anticipated results that are subject to numerous uncertainties. Actual results may vary significantly from those anticipated due to many factors including drilling results, oil and gas prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of capital resources, the availability of refining capacity for the crude oil Newfield produces from its Monument Butte Field in Utah and labor conditions. Completion of our proposed divestitures is subject to receiving offers that Newfield considers acceptable. The sale of our Gulf of Mexico shelf assets is subject to the satisfaction of customary closing conditions. In addition, the drilling of oil and gas wells and the production of hydrocarbons are subject to governmental regulations and operating risks.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on July 25, 2007.
	99.2	@NFX publication issued by Newfield Exploration Company on July 25, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: July 26, 2007	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on July 25, 2007.
99.2	@NFX publication issued by Newfield Exploration Company on July 25, 2007.